Exhibit 10.13

CONFORMED COPY

CREDIT AGREEMENT

dated as of

December 22, 2003

among

BLACKSTONE GROUP HOLDINGS L.P.

The Lenders Party Hereto

and

JPMORGAN CHASE BANK,

as Administrative Agent

SECTION 6.08. Investments of Guarantors		43
SECTION 6.09. Partners’ Capital		43

ARTICLE VII

Events of Default

ARTICLE VIII

The Administrative Agent

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices		47
SECTION 9.02. Waivers; Amendments		48
SECTION 9.03. Expenses; Indemnity; Damage Waiver		49
SECTION 9.04. Successors and Assigns		50
SECTION 9.05. Survival		53
SECTION 9.06. Counterparts; Integration; Effectiveness		53
SECTION 9.07. Severability		54
SECTION 9.08. Right of Setoff		54
SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process		54
SECTION 9.10. WAIVER OF JURY TRIAL		55
SECTION 9.11. Headings		55
SECTION 9.12. Confidentiality		55
SECTION 9.13. Interest Rate Limitation		56
SECTION 9.14. Publicity		56

SCHEDULES:

Schedule 1.01(a)	Audited Guarantor Entities; Guarantors
Schedule 1.01(b)	Blackstone Funds
Schedule 2.01	Commitments
Schedule 3.08(a)	Subsidiaries
Schedule 3.08(b)	Guarantor’s Subsidiaries
Schedule 3.09	Disclosed Matters
Schedule 6.01	Existing Indebtedness
Schedule 6.02	Existing Liens

EXHIBITS:

Exhibit A — Form of Assignment and Acceptance
Exhibit B — Form of Opinion of Borrower’s Counsel
Exhibit C — Form of Borrowing Base Certificate
Exhibit D — Form of Guarantee Agreement
Exhibit E — Form of Indemnity, Subrogation and Contribution Agreement

CREDIT AGREEMENT dated as of December 22, 2003, among BLACKSTONE GROUP HOLDINGS L.P., a Delaware limited partnership (the “Borrower”), the LENDERS party hereto and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the “Administrative Agent”).

The Borrower has requested the Lenders (such term and each capitalized term not otherwise defined having the meanings assigned in Section 1.01) to extend credit in order to enable the Borrower, subject to the terms and conditions of this Agreement, to borrow on a revolving credit basis, at any time and from time to time prior to the Maturity Date, an aggregate principal amount at any time outstanding not in excess of the lesser of (i) $750,000,000 and (ii) the then current Borrowing Base. The proceeds of any such borrowing made before the occurrence of a Wind-Down Event are to be used to repay loans outstanding under the Existing Credit Agreement and for general investment and partnership purposes. The proceeds of any such borrowing made on or after the date of the occurrence of a Wind-Down Event are to be used solely to fund commitments of the Borrower and its Affiliates from a date preceding the occurrence of such Wind-Down Event.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Adjusted Net Income” shall mean for any period (i) with respect to any Guarantor that is an Audited Guarantor Entity, the net income or loss for such period of such Guarantor determined in accordance with GAAP, and (ii) with respect to any Guarantor that is not an Audited Guarantor Entity, the percentage of the net income or loss for such period of each Audited Guarantor Entity of which such Guarantor is the general and/or limited partner, or in respect of which such Guarantor is the managing and/or other member, in each case that is attributable to such Guarantor by virtue of its partnership or membership interest therein, determined in accordance with GAAP.

“Administrative Agent” has the meaning assigned to such term in the caption hereof.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified, provided that, in any event, any Person that owns directly or indirectly 15% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 15% or more of the partnership or other ownership interests of any other Person (other than as a limited partner or non-voting member of such other Person) will be deemed to Control such corporation or other Person. Notwithstanding the foregoing, American International Group, Inc. and its affiliates shall be deemed not to be Affiliates.

“Agreement of Limited Partnership” means the Borrower’s Amended and Restated Agreement of Limited Partnership dated as of July 29, 1998, by and among the General Partners and the Limited Partner.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

“Applicable Percentage” means, with respect to any Lender, the percentage of the total Commitments represented by such Lender’s Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

“Applicable Rate” means, for any day, with respect to any Eurodollar Borrowing, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Eurodollar Spread” or “Commitment Fee Rate”, as the case may be, based upon the Leverage Ratio as of the relevant date of determination:

Leverage Ratio	Eurodollar Spread	Commitment Fee Rate
Category 1 Greater than 1.50 to 1.00	1.00%	0.30%
Category 2 Less than or equal to 1.50 to 1.00	0.75%	0.25%

Each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective with respect to all Loans comprising Eurodollar Borrowings outstanding, and with respect to the commitment fees payable hereunder, on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (c) and Section 5.04(d), respectively, indicating such change, and until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, until the Borrower shall have delivered the financial statements of the Borrower and its consolidated subsidiaries and certificates required by Section 5.04(c) and Section 5.04(d), respectively, for the fiscal quarter ending on March 31, 2004, the Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Rate. In addition, (a) at any time during which the Borrower has failed to deliver the financial statements and certificates required by Section 5.04(a) or (c) and Section 5.04(d), respectively, or (b) at any time after the occurrence and during the continuance of an Event of Default, the Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Rate.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

“Audited Guarantor Entities” means (i) each of the Guarantors listed on Schedule 1.01(a) hereof under the caption “Audited Guarantor”, (ii) each of the partnerships listed on Schedule 1.01(a) hereof under the caption “Audited Partnership” for which the Guarantor set forth opposite such partnership’s name acts as general partner, (iii) each of the limited liability companies listed on Schedule 1.01(a) hereof under the caption “Audited LLC” for which the Guarantor set forth opposite such limited liability company’s name acts as member and (iv) each other Person (or if applicable, its related partnership or limited liability company) which is required to become a Guarantor in accordance with the definition of “Guarantor” (the Administrative Agent and the Borrower may supplement Schedule 1.01(a) without the consent of the Lenders to reflect new Audited Guarantor Entities). The term “Audited Guarantor Entities” shall be deemed to include Blackstone Property Management LLC and Blackstone Bridge Associates L.P.

“Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

“BAAM” means Blackstone Alternative Asset Management L.P.

“Blackstone Funds” means each of the investment funds listed on Schedule 1.01(b) hereof.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” has the meaning assigned to such term in the caption hereof.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Base” means as of any date the sum of (a) 100% of the Eligible Cash Market Value on such date, (b) 75% of the Eligible Liquid Market Value on such date; (c) 55% of the Ineligible Liquid Market Value on such date; (d) 55% of the Eligible Illiquid Market Value on such date; and (e) 120% of the Guarantor Adjusted Net Income on such date.

“Borrowing Base Certificate” shall mean a certificate in the form of Exhibit C, duly completed and executed by the chief financial officer of the Borrower. In the preparation thereof, the Borrower shall be entitled to rely in good faith upon the most recent information provided to it by third parties as to the Market Value of Liquid Investments.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash and Carry Securities” shall mean direct obligations of the United States government the purchase of which is financed through repurchase agreements with respect to such obligations.

“Cash Equivalents” means, as of any particular date, (a) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government (or guaranteed by any agency or instrumentality thereof and backed by the full faith and credit of the United States) maturing in one year or less from such date, (b) dollar denominated deposits in (including money market accounts of), or dollar denominated certificates of deposit or bankers’ acceptances of, any commercial bank or trust company organized under the laws of the United States or any state thereof having capital and surplus in excess of $500,000,000 or any foreign commercial bank of recognized standing ranking among the world’s 100 largest commercial banks in terms of total assets, in each case if such deposits mature or are redeemable without penalty within one year or less from such date and if the long-term deposits of such commercial bank or trust company have been rated at least Baa by Moody’s, and at least BBB by S&P, (c) commercial paper maturing within 270 days from such date having the highest rating of both Moody’s and S&P, (d) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from such date and rated at least Baa by Moody’s, and at least BBB by S&P, or (e) investments in The Pierpont Money Market Fund or any money market funds (other than those covered by clause (b) above) that have assets in excess of $2,000,000,000, are managed by recognized and responsible institutions and invest substantially all of their assets in obligations of the types referred to in clauses (a), (b), (c) and (d) above.

“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.12(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Combined EBITDA” means, for any period, Combined Net Income for such period plus (a) without duplication and to the extent deducted in determining such Combined Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income tax expense (including the New York City unincorporated business tax) for such period, (iii) all amounts attributable to depreciation and amortization for such period and (iv) any other non-cash charges for such period, and minus (b) without duplication (i) all cash payments made during such period on account of reserves, restructuring charges and other non-cash charges added to Combined Net Income pursuant to clause (a)(iv) above in a previous period and (ii) to the extent included in determining such Combined Net Income, any extraordinary gains and all non-cash items of income for such period, all determined on a consolidated basis in accordance with GAAP.

“Combined Net Income” means, for any period, the sum, without duplication, of (i) the net income or loss of the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP and (ii) Adjusted Net Income of the Guarantors for such period.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders’ Commitments is $750,000,000.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Loans.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.10.

“dollars” or “$” refers to lawful money of the United States of America.

“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

“Eligible Cash Market Value” means as of any date the aggregate Market Value of Liquid Investments that are cash or Cash Equivalents on such date. For purposes of computing the Eligible Cash Market Value, (A) the Market Value of any Liquid Investment that is cash or a Cash Equivalent owned by a Subsidiary shall be deemed to equal the Market Value of such cash or Cash Equivalent determined without reference to this clause (A) multiplied by a decimal representing the Borrower’s percentage ownership of the capital stock of or other equity interests in such Subsidiary; and (B) the Market Value of any Liquid Investment that is cash or a Cash Equivalent owned by a Subsidiary that is a Broker or Dealer within the meaning of the Securities Exchange Act of 1934 shall be included only to the extent that the Net Capital of such Subsidiary is in excess of the minimum amount of Net Capital required to be maintained by such Subsidiary pursuant to Rule 15c-3-1 under the Securities Exchange Act of 1934, as amended from time to time.

“Eligible Illiquid Market Value” means as of any date the aggregate Market Value of all Illiquid Investments on such date minus the sum of the amounts by which the Market Value of each individual Illiquid Investment exceeds $40,000,000 on such date. For purposes of computing the Eligible Illiquid Market Value, (A) the Market Value of any Illiquid Investment owned by a Subsidiary shall be deemed to equal the Market Value of such Illiquid Investment determined without reference to this clause (A) multiplied by a decimal representing the Borrower’s percentage ownership of the capital stock of or other equity interests in such Subsidiary; and (B) the Market Value of any Illiquid Investment owned by a Subsidiary that is a Broker or Dealer within the meaning of the Securities Exchange Act of 1934 shall be included only to the extent that the Net Capital of such Subsidiary is in excess of the minimum amount of Net Capital required to be maintained by such Subsidiary pursuant to Rule 15c-3-1 under the Securities Exchange Act of 1934, as amended from time to time.

“Eligible Liquid Market Value” means as of any date the aggregate Market Value of Liquid Investments (other than cash and Cash Equivalents) on such date minus the Ineligible Liquid Market Value on such date, if any. For purposes of computing the Eligible Liquid Market Value, (A) the Market Value of any Liquid Investment owned by a Subsidiary shall be deemed to equal the Market Value of such Liquid Investment determined without reference to this clause (A) multiplied by a decimal representing the Borrower’s percentage ownership of the capital stock of or other equity interests in such Subsidiary; and (B) the Market Value of any Liquid Investment owned by a Subsidiary that is a Broker or Dealer within the meaning of the Securities Exchange Act of 1934 shall be included only to the extent that the Net Capital of such Subsidiary is in excess of the minimum amount of Net Capital required to be maintained by such Subsidiary pursuant to Rule 15c-3-1 under the Securities Exchange Act of 1934, as amended from time to time.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower or any Guarantor, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA

Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned to such term in Article VII.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.16(b)), any withholding tax that (i) is in effect and would apply to amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to any withholding tax pursuant to Section 2.14(a), or (ii) is attributable to such Foreign Lender’s failure to comply with Section 2.14(e).

“Existing Credit Agreement” means the Credit Agreement dated as of August 4, 2000, as amended, among the Borrower, the lenders party thereto and the Administrative Agent.

“Extended Loan Parties” means the Borrower, the Subsidiaries, the Audited Guarantor Entities and the Guarantors that are not Audited Guarantor Entities.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Founding Members” means Peterson and Schwarzman and, if neither Peterson nor Schwarzman is devoting a substantial portion of his time to the business of the Borrower and its Affiliates, James.

“GAAP” means generally accepted accounting principles in the United States of America.

“General Partners” means Blackstone Group Holdings L.L.C., a Delaware limited liability company, in its capacity as a general partner of the Borrower for so long as such Person shall remain a general partner of the Borrower, and shall include each other Person which from time to time may become a general partner of the Borrower.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Granting Bank” has the meaning assigned to such term in Section 9.04(i).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Guarantee Agreement” means the Guarantee Agreement among the Borrower, the Guarantors and the Administrative Agent substantially in the form of Exhibit D.

“Guarantors” means the Persons listed on Schedule 1.01(a) hereof under the caption “Guarantor” and any other Persons in which the Founding Members have an equity interest that receive management or other fees (or distributions in respect of fees) for rendering advisory services to (i) the Blackstone Funds or any successor investment funds to the Blackstone Funds which are established by the Borrower or its Affiliates after the date hereof or (ii) any other investment funds or entities which are established by the Borrower or any of its Affiliates after the date hereof.

“Guarantor Adjusted Net Income” means on any date the aggregate of the Adjusted Net Income of each Guarantor for the four most recently ended fiscal quarters as reflected on financial statements that have been delivered pursuant to Section 5.04(a), (b) or (c).

“Hazardous Materials”  means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Illiquid Investments” means (x) investments in securities and instruments that are owned directly by the Borrower and the Subsidiaries free and clear of all Liens (other than customary bankers’ liens and rights of setoff); (y) investments by the Borrower and the Subsidiaries in limited partnerships and other investment vehicles free and clear of all Liens; and (z) investments that secure loans by the Borrower to employees of the Borrower and its Affiliates, the proceeds of which are invested in funds managed by the Borrower or its Subsidiaries or Affiliates, but excluding (1) in each case, Liquid Investments and (2) in the case of clause (z), all Specified Receivables.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations of such Person in respect of Hedging Agreements, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances; but excluding in each case trade and other accounts payable arising in the ordinary course of business. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnity, Subrogation and Contribution Agreement” shall mean the Indemnity, Subrogation and Contribution Agreement among the Borrower, the Guarantors and the Administrative Agent substantially in the form of Exhibit E.

“Ineligible Liquid Market Value” means the sum of (a) the amount, if any, by which the Market Value of any Liquid Investment that is a hedge fund investment held by a fund sponsored by BAAM (or Affiliate thereof) exceeds 20% of the aggregate Market Value of all Liquid Investments (calculated prior to the deduction of Ineligible Liquid Market Value) and (b) the amount, if any, by which the Market Value of the five largest Liquid Investments by Market Value (other than investments in cash and Cash Equivalents) exceeds 50% of the aggregate Market Value of all Liquid Investments (calculated prior to the deduction of Ineligible Liquid Market Value). For purposes of computing the amount in clause (b) of the preceding sentence, (A) the Market Value of any Liquid Investment owned by a Subsidiary shall be deemed to equal the Market Value of such Liquid Investment determined without reference to this clause (A) multiplied by a decimal representing the Borrower’s percentage ownership of the capital stock of or other equity interests in such Subsidiary; and (B) the Market Value of any Liquid Investment owned by a Subsidiary that is a Broker or Dealer within the meaning of the Securities Exchange Act of 1934 shall be included only to the extent that the Net Capital of such Subsidiary is in excess of the minimum amount of Net Capital required to be maintained by such Subsidiary pursuant to Rule 15c-3-1 under the Securities Exchange Act of 1934, as amended from time to time.

“Information Memorandum” means the Confidential Information Memorandum dated November, 2003 (including the exhibits and schedules attached thereto) relating to the Borrower and the Transactions.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.05.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender, twelve months) thereafter, as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“James” means Hamilton E. James, a vice chairman of Blackstone Group Holdings L.L.C. on the Effective Date.

“Lender Affiliate” means, (a) with respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

“Leverage Ratio” means, on any date, the ratio of the total Indebtedness of the Borrower and its consolidated Subsidiaries on such date to Combined EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $1,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities (except for any right to repurchase, call or redeem for fair market value for cash).

“Limited Partner” means American International Group, Inc. and/or any of its Affiliates in its capacity as a limited partner of the Borrower, and shall include each other person which from time to time may become a limited partner of the Borrower.

“Liquid Investments” means (w) direct investments in readily marketable securities and instruments trading on a Recognized Exchange and that are owned directly by the Borrower and the Subsidiaries free and clear of all Liens (other than customary bankers’ liens and rights of setoff); (x) investments by the Borrower and the Subsidiaries in limited partnerships and other investment vehicles in each case (I) established for the purpose of investing in diversified portfolios, at least 85% of the aggregate Market Value of which consists of readily marketable securities and instruments that are tradeable on a Recognized Exchange and (II) free and clear of all Liens (other than customary bankers’ liens and rights of setoff); (y) cash and Cash Equivalents of the Borrower and the Subsidiaries free and clear of all Liens (other than customary bankers’ liens and rights of setoff); and (z) accounts receivable, free and clear of all Liens, which are not more than 90 days past due, arising primarily out of services performed in respect of private placement transactions.

“Loan Documents” shall mean this Agreement, the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement.

“Loan Parties” shall mean the Borrower and the Guarantors.

“Loans” means the revolving loans made by the Lenders to the Borrower pursuant to this Agreement.

“Market Value” means as of any date of determination, (a) in the case of each Liquid Investment described in clause (w) of the definition thereof, the last sales price for such Liquid Investment on the primary exchange on which it is traded prior to such date, or, if no such sales price is available at such date, the closing price quoted for such Liquid Investment (but, if bid and asked quotations are available, the mean between the last current bid and asked prices, rather than the quoted closing price); (b) in the case of each Liquid Investment described in clause (x) of the definition thereof, the fair market value of such Liquid Investment most recently provided prior to such date to the Borrower or a Subsidiary, as the case may be, by the sponsor, advisor or other person acting in a comparable capacity with respect to such Investment; (c) in the case of each Liquid Investment described in clause (y) of the definition thereof (other than cash), the amortized cost of such Liquid Investment; (d) in the case of each Liquid Investment described in clause (z) of the definition thereof, the net amount thereof reflected on the Borrower’s most recent consolidated balance sheet delivered pursuant to paragraph (a) or (c) of Section 5.04; (e) in the case of cash, the amount thereof; and (f) in the case of each Illiquid Investment, the value at which such Illiquid Investment is reflected on the Borrower’s most recent consolidated balance sheet delivered pursuant to paragraph (a) or

(c) of Section 5.04 or, if on the date of computation of Market Value such Illiquid Investment shall not yet have been reflected on a balance sheet delivered pursuant to either of said paragraphs, then the value at which such Illiquid Investment would be reflected on a consolidated balance sheet of the Borrower as of such date prepared in accordance with GAAP.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or condition, financial or otherwise, of the Extended Loan Parties, taken as a whole, (b) the ability of any of the material Loan Parties to perform any of its material obligations under any of the Loan Documents or (c) the rights of or benefits available to the Lenders under any of the Loan Documents.

“Material Indebtedness” means Indebtedness (other than the Loans) of any one or more of the Extended Loan Parties in an aggregate principal amount exceeding $20,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of any Extended Loan Party in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Extended Loan Party would be required to pay if such Hedging Agreement were terminated at such time.

“Maturity Date” means the earlier of (i) December 22, 2009 and (ii) the date that is the numerically corresponding day of the calendar month that is eighteen months after the date of the occurrence of the last event constituting a Wind-Down Event.

“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Capital” shall have the meaning given such term in Rule 15c-3-1 under the Securities Exchange Act of 1934, as amended from time to time.

“Other Taxes” means any and all present or future recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

“Partners’ Capital” shall mean, at any time, the Borrower’s consolidated partners’ capital, determined in accordance with GAAP, minus the sum of any withdrawals required under the Agreement of Limited Partnership within the 12 months succeeding the time as of which Partners’ Capital is calculated.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Peterson” means Peter G. Peterson, a member of Blackstone Group Holdings L.L.C. on the Effective Date.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan”  means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower, any of the Guarantors, or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Recognized Exchange” means a recognized securities or commodities exchange (including an organized over-the-counter market such as The National Association of Securities Dealers Automated Quotation System) of any country which is a member of the Organization for Economic Cooperation and Development.

“Register” has the meaning set forth in Section 9.04.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Required Lenders” means, at any time, Lenders having Credit Exposures and unused Commitments representing more than 50% of the sum of the total Credit Exposures and unused Commitments at such time.

“Schwarzman” means Stephen A. Schwarzman, a member of Blackstone Group Holdings L.L.C. on the Effective Date.

“S&P” means Standard & Poor’s Ratings Services.

“SPC” has the meaning assigned to such term in Section 9.04(i).

“Specified Receivables” has the meaning assigned to such term in Section 6.01(c).

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any subsidiary of the Borrower.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

“Transactions” has the meaning assigned to such term in Section 3.02 hereof.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“Wind-Down Event” means the occurrence of (i) each of Peterson, Schwarzman and James failing to devote a substantial part of his time to the business of the Borrower and its Affiliates and (ii) as a result thereof, a determination by limited partners thereof to liquidate, in accordance with its terms, Blackstone Capital Partners IV L.P. or any successor private equity fund subsequently created by the Borrower’s Founding Members.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Eurodollar Loan” or an “ABR Loan”). Borrowings also may be classified and referred to by Type (e.g., a “Eurodollar Borrowing” or an “ABR Borrowing”).

SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

ARTICLE II

The Credits

SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in such Lender’s Credit Exposure exceeding (i) such Lender’s Commitment or (ii) such Lender’s Applicable Percentage of the Borrowing Base. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Loans.

SECTION 2.02. Loans and Borrowings. (a)  Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b)                                 Subject to Section 2.11, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c)                                  At the commencement of each Interest Period for any Eurodollar Borrowing and at the time that each ABR Borrowing is made such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of fifteen Eurodollar Borrowings outstanding.

(d)                                 Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

SECTION 2.03. Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing and (b) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i)                                     the aggregate amount of the requested Borrowing;

(ii)                                  the date of such Borrowing, which shall be a Business Day;

(iii)                               whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(iv)                              in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(v)                                 the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing

Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04. Funding of Borrowings. (a)  Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request.

(b)                                 Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

SECTION 2.05. Interest Elections. (a)  Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b)                                 To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the

Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

(c)                                  Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i)                                     the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii)                                  the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)                               whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv)                              if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d)                                 Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e)                                  If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.06. Termination and Reduction of Commitments. (a)  Unless previously terminated, the Commitments shall terminate on the Maturity Date. Notwithstanding the foregoing, if the Borrower shall fail to provide the certificate required by Section 4.03(b) by 5:00 p.m., New York City time, on the fifth Business Day following the date of the occurrence of a Wind-Down Event, the Commitments shall automatically terminate at such time.

(b)                                 The Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and (ii) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.08, the sum of the Credit Exposures would exceed the total Commitments.

(c)                                  The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

SECTION 2.07. Repayment of Loans; Evidence of Debt. (a)  The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date.

(b)                                 Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c)                                  The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d)                                 The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(e)                                  Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such

Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.08. Prepayment of Loans. (a)  The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (c) of this Section.

(b)                                 Not later than the fifth Business Day following any date on which the Borrower shall become aware that the aggregate principal amount of the outstanding Loans exceeds the then-current Borrowing Base, the Borrower shall prepay Borrowings in such amount as shall be necessary so that after giving effect to such prepayment there shall be no such excess; provided, however, that if on such fifth Business Day the Borrower and the Subsidiaries shall not own cash or Cash Equivalents at least equal to the amount required by this paragraph to be prepaid, the Borrower shall effect such prepayment as promptly as reasonably practicable and in any event not later than the 18th Business Day following the date on which the Borrower shall have become aware of such excess.

(c)                                  The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment and (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.06, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.06. Promptly following receipt of any such notice the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.10.

SECTION 2.09. Fees. (a)  The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the daily unused amount of the Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Commitment terminates. Accrued commitment fees in respect of any Commitment shall be payable in arrears on the last day of March, June, September and December of each year commencing on the first such date to occur after the date hereof, and on the date on which such Commitment terminates. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b)                                 The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

(c)                                  All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of commitment fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

SECTION 2.10. Interest. (a)  The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate.

(b)                                 The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c)                                  Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

(d)                                 Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e)                                  All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.11. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(a)                                  the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

(b)                                 the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

SECTION 2.12. Increased Costs. (a)  If any Change in Law shall:

(i)                                     impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

(ii)                                  impose on any Lender or the London interbank market any other condition (excluding any Taxes) affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), in each case in an amount deemed to be material by such Lender, then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b)                                 If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), in each case in an amount deemed to be material to such Lender, then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)           A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company as specified in paragraph (a) or (b) of this Section, and setting forth in reasonable detail the manner of determination of such amount or amounts, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)           Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.13. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.08(c) and is revoked in accordance therewith) or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.16, then, in any such event, the Borrower shall compensate each Lender for the loss, reasonable cost and reasonable expense attributable to such event. Such loss, cost or expense to any Lender shall be deemed to include an amount reasonably determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section, and setting forth in reasonable detail the manner of determination of such amount or amounts, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

SECTION 2.14. Taxes. (a)  Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then

(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b)           In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)           The Borrower shall indemnify the Administrative Agent and each Lender within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Administrative Agent on its own behalf or on behalf of a Lender shall be conclusive absent manifest error.

(d)           As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)           Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate, provided that such Foreign Lender has received written notice from the Borrower advising it of the availability of such exemption or reduction and containing all applicable documentation.

(f)            If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.14, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.14 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

SECTION 2.15. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a)  The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees or of amounts payable under Section 2.12, 2.13 or 2.14, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except that payments pursuant to Sections 2.12, 2.13, 2.14 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

(b)           If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(c)           If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d)           Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e)           If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b) or 2.15(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

SECTION 2.16. Mitigation Obligations; Replacement of Lenders. (a)  If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.14, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable out-of-pocket costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)           If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, or if any Lender defaults in its obligation to fund Loans hereunder, or if any Lender does not consent to any amendment or waiver of the Loan Documents requested by the Borrower, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee or the Borrower and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

(c)           Notwithstanding the foregoing provisions of this Section 2.16, no Lender may request compensation under Section 2.12 and the Borrower shall not be required to pay any additional amounts for the benefit of any Lender pursuant to Section 2.14 if such Lender shall not at such time demand compensation from, or be required to pay such additional amounts for the account of, its best customers at such time in similar circumstances.

ARTICLE III

Representations and Warranties

The Borrower represents and warrants to the Lenders that:

SECTION 3.01. Organization; Powers. Each of the Extended Loan Parties (a) is duly formed, validly existing and in good standing under the laws of its jurisdiction of formation, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) in the case of the Borrower, has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and to borrow hereunder.

SECTION 3.02. Authorization. The execution, delivery and performance by the Loan Parties of each of the Loan Documents to which it is a party and, in the case of the Borrower, the borrowings hereunder (collectively, the “Transactions”) (a) have been duly authorized by all requisite partnership, limited liability company or corporate and, if required, partner, member or stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the Agreement of Limited Partnership, limited liability company agreement or other constitutive documents of the Borrower or any other Extended Loan Party or any General Partner, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower or any other Extended Loan Party is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any other Extended Loan Party, which in the cases of clause (b)(i) and (b)(ii) would reasonably be expected to have a Material Adverse Effect.

SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document when executed and delivered by the Borrower and each other Loan Party will constitute, a legal, valid and binding obligation of the Borrower and such Loan Party enforceable against the Borrower and such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except such as have been made or obtained and are in full force and effect.

SECTION 3.05. Financial Statements. The Borrower, each Guarantor (other than BRE Advisors IV L.L.C., BRE Advisors International L.L.C. and Blackstone H.F. Associates L.L.C.) and each Audited Guarantor Entity that is not a Guarantor has heretofore furnished to the Lenders its consolidated balance sheets and consolidated statements of income and cash flows as of and for:

(a)           the fiscal year ended December 31, 2002, audited by and accompanied by the opinion of Deloitte & Touche LLP, independent public accountants, in the case of the Borrower and each Audited Guarantor Entity providing such financial statements, or certified by a Financial Officer, in the case of each Guarantor that is not an Audited Guarantor Entity providing such financial statements; and

(b)           the fiscal quarter ended September 30, 2003, certified by a Financial Officer in each case.

Such financial statements present fairly the consolidated financial condition and results of operations of the Borrower, the Guarantors and the Audited Guarantor Entities providing such financial statements and their consolidated subsidiaries as of such dates and for such periods (subject, in the case of unaudited financial statements, to normal year-end audit adjustments). Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower, the Guarantors and the Audited Guarantor Entities providing such financial statements and their consolidated subsidiaries as of the dates thereof. Such financial statements were prepared in accordance with GAAP applied on a consistent basis, except, in the case of such unaudited financial statements, for the absence or incompleteness of footnotes and except as otherwise disclosed therein.

SECTION 3.06. No Material Adverse Change. There has been no material adverse change in the business, assets, operations or condition, financial or otherwise, of the Borrower and its Subsidiaries, each Guarantor and its subsidiaries and each Audited Guarantor Entity that is not a Guarantor and its subsidiaries, in each case taken as a whole, since December 31, 2002.

SECTION 3.07. Title to Properties; Possession Under Leases. (a)  Each of the Extended Loan Parties has good title to, or valid leasehold interests in, all its material properties and assets, except for defects that do not, in the aggregate, materially interfere with the conduct of the business of the Extended Loan Parties taken as a whole or the use of the properties and assets of the Extended Loan Parties taken as a whole for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.

(b)           Each of the Extended Loan Parties has complied with all obligations under all material leases to which it is a party and all such leases are in full force and effect, except to the extent that the failure to so comply or the failure to be in full force and effect, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Each of the Extended Loan Parties enjoys peaceful and undisturbed possession under all such material leases, except to the extent that the failure to enjoy such possession could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.08. Subsidiaries; Subsidiaries of Guarantors. (a)Schedule 3.08(a) sets forth as of the Effective Date a completed and accurate list of all Subsidiaries and the percentage ownership interest of the Borrower therein.

(b)           Schedule 3.08(b) sets forth as of the Effective Date a complete and accurate list of all subsidiaries of each Guarantor and the percentage ownership interest of such Guarantor therein.

SECTION 3.09. Litigation; Compliance with Laws. (a)  Except as set forth in Schedule 3.09, there are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower, or any other Extended Loan Party, or any business, property or rights of any such person (i) which involve any Loan Document or the Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and which would be materially likely to, individually or in the aggregate, result in a Material Adverse Effect.

(b)           Neither the Borrower nor any of the other Extended Loan Parties is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default would be materially likely to result in a Material Adverse Effect.

SECTION 3.10. Agreements. (a)  Neither the Borrower nor any of the other Extended Loan Parties is a party to any agreement or instrument or subject to any partnership, limited liability company or corporate restriction that has resulted or would be materially likely to result in a Material Adverse Effect.

(b)           Neither the Borrower nor any of the other Extended Loan Parties is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default would be materially likely to result in a Material Adverse Effect.

SECTION 3.11. Federal Reserve Regulations. (a)  No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including Regulation T, U or X.

(b)           At no time will more than 25% of the assets of the Borrower, the Subsidiaries and the Guarantors which are subject to Section 6.02 (or any other provision of this Agreement constituting indirect security for the Loans within the meaning of Regulation U) consist of margin stock (as such term is defined under the Regulations of the Board), if a violation of Regulation T, U or X of the Board would result.

SECTION 3.12. Investment Company Act; Public Utility Holding Company Act. Neither the Borrower nor any other Extended Loan Party is (a) an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a “holding company” as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

SECTION 3.13. Use of Proceeds. The Borrower will use the proceeds of the Loans only for the purposes specified in the preamble to this Agreement.

SECTION 3.14. Tax Returns. Each of the Borrower and the other Extended Loan Parties has filed or caused to be filed all Federal tax returns and all state and local tax returns required to have been filed by it and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, except taxes the payment of which is not required by Section 5.03 or where the failure to file or pay would not be reasonably expected to have a Material Adverse Effect.

SECTION 3.15. No Material Misstatements. No information, report, financial statement, exhibit or schedule, including the Information Memorandum, furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto (in each case as amended, supplemented or updated) contains or will, as of the time it is delivered, contain any untrue statement of material fact or omits or will, as of the time it is delivered, omit to state any material fact (known to the Borrower in the case of materials not furnished by it) necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading, provided, that to the extent that any of the foregoing was based on or constitutes a forecast or financial projection, the Borrower represents only that each such forecast or projection was prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time of preparation.

SECTION 3.16. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by an amount that could reasonably be expected to result in a Material Adverse Effect, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans by an amount that could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.17. Agreement of Limited Partnership. The Agreement of Limited Partnership has been duly executed and delivered by each of the General Partner(s) and the Limited Partner and constitutes a legal, valid and binding obligation of each of the General Partner(s) and the Limited Partner enforceable against each such partner in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

ARTICLE IV

Conditions

SECTION 4.01. Effective Date. The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a)           The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b)           The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Simpson Thacher & Bartlett LLP, counsel for the Borrower, substantially in the form of Exhibit B, and covering such other matters relating to the Borrower, this Agreement or the Transactions as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.

(c)           The Lenders shall have received the financial statements described in Section 3.05.

(d)           The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and each of the Guarantors, the authorization of the Transactions and any other legal matters relating to the Borrower, the Guarantors, this Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

(e)           The Administrative Agent shall be reasonably satisfied that (i) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects as of the Effective Date, (ii) no default, prepayment event or creation of Liens under debt instruments or other agreements to which any Extended Loan Party is a party would result from the Transactions and (iii) no Extended Loan Party is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where a violation would be likely to result in a Material Adverse Effect.

(f)            All material consents and approvals required to be obtained from any Governmental Authority or any other Person in connection with the Transactions shall have been obtained.

(g)           Since December 31, 2002, there has been no material adverse change in the business, assets, operations, financial condition or material agreements of the Borrower and its subsidiaries, each Guarantor and its subsidiaries and each Audited Guarantor Entity that is not a Guarantor and its subsidiaries, in each case taken as a whole.

(h)           The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the chief financial officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

(i)            The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(j)            The Administrative Agent (or its counsel) shall have received from each party thereto counterparts of the Guarantee Agreement signed on behalf of such party.

(k)           The Administrative Agent (or its counsel) shall have received from each party thereto counterparts of the Indemnity, Subrogation and Contribution Agreement signed on behalf of such party.

(l)            All amounts due or outstanding under the Existing Credit Agreement shall have been paid in full, the commitments thereunder terminated, all guarantees thereof released and discharged and the Existing Credit Agreement shall have been terminated.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., New York City time, on December 22, 2003 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

(a)           The representations and warranties of the Borrower set forth in this Agreement shall be true and correct in all material respects on and as of the date of such Borrowing.

(b)           At the time of and immediately after giving effect to such Borrowing no Default shall have occurred and be continuing.

(c)           The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03.

(d)           The Administrative Agent shall have received (i) a Borrowing Base Certificate prepared as of the date of the notice of such Borrowing delivered pursuant to Section 2.03 (or, in the case of the initial Borrowing hereunder, prepared as of the close of business on the last day of November 2003) or (ii) a certificate signed by a Financial Officer stating that, as of the date of the notice of such Borrowing, the Borrower is not aware of any event, circumstance, condition or other matter that could reasonably be expected to result in the Borrowing Base as of such date being (A) significantly less than the Borrowing Base reflected in the most recently delivered Borrowing Base Certificate or (B) less than the sum of aggregate principal amount of all outstanding Loans on such date which are not then being repaid plus the principal amount of such Borrowing.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section and as to the accuracy of the information provided by the Borrower pursuant to paragraph (d) of this Section.

SECTION 4.03. Additional Conditions For Each Credit Event After a Wind-Down Event. At any time on or after the date of the occurrence of a Wind-Down Event, the obligation of each Lender to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

(a)           Each of the conditions enumerated in Section 4.02.

(b)           Promptly following the date of the occurrence of a Wind-Down Event, and no later than 5:00 p.m., New York City time, on the fifth Business Day after such date, the Administrative Agent shall have received (i) written notice of such Wind-Down Event from the Borrower and (ii) a certificate of a Financial Officer describing the commitments of the Borrower or an Affiliate (by amount and Person to whom owed) which were outstanding on the date of the occurrence of such Wind-Down Event and certifying that each such commitment existed prior to the date of the occurrence of such Wind-Down Event. Such commitment or commitments shall be funded with the proceeds of such Borrowing.

Each Borrowing occurring on or after the date of a Wind-Down Event shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified Sections 4.02(a) and (b), as to the accuracy of the information provided by the Borrower pursuant to Section 4.02(d) and as to the accuracy of the information provided pursuant paragraph (b) of this Section.

ARTICLE V

Affirmative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Lenders that it will, and will cause each of the other Extended Loan Parties to:

SECTION 5.01. Existence; Businesses and Properties. (a)  Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.04 or 6.06.

(b)           Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of the business of the Borrower and the other Extended Loan Parties, taken as a whole, except as otherwise permitted by Section 6.04 or 6.06; maintain and operate such business in substantially the manner in which it is presently conducted and operated, except as otherwise permitted by Section 6.04 or 6.06; implement and maintain in effect all such financial and accounting controls, and other controls, policies and procedures as shall be required for the prudent conduct of its business in all material respects; comply with all applicable laws, rules, regulations and orders of any Governmental Authority (including ERISA, Regulations T, U and X and those regarding the collection, payment and deposit of employees’ income, unemployment and Social Security taxes), whether now in effect or hereafter enacted, except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect; and at all times maintain and preserve all property material to the conduct of the business of the Borrower and the other Extended Loan Parties, taken as a whole, except as otherwise permitted by Section 6.04 or 6.06, and keep such property in good repair, working order and condition (ordinary wear and tear excepted) and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted in all material respects at all times.

SECTION 5.02. Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it (in each case to the extent such insurance is available at commercially reasonable rates and on commercially reasonable terms, the Lenders hereby acknowledging that certain of the Extended Loan Parties do not maintain general liability insurance on the Effective Date and have no current intention to obtain such insurance); and maintain such other insurance as may be required by law.

SECTION 5.03. Obligations and Taxes. Pay and discharge promptly when due all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might give rise to a material Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower (or the relevant other Extended Loan Party) shall have set aside on its books adequate reserves with respect thereto.

SECTION 5.04. Financial Statements, Reports, etc. Furnish to the Administrative Agent:

(a)           in the case of the Borrower and each Audited Guarantor Entity, its annual audited consolidated balance sheet and consolidated statements of income and cash flows (i) within 120 days after the end of each fiscal year in the case of such Audited Guarantor Entity (other than BAAM and any other Audited Guarantor Entity that is a fund of funds or requires financial statements of Persons in which it invests in order to prepare its financial statements) and (ii) within 180 days after the end of each fiscal year in the case of the Borrower and BAAM (and any other Audited Guarantor Entity that is a fund of funds or requires financial statements of Persons in which it invests in order to prepare its financial statements), in each case showing the financial condition of the Borrower and its consolidated subsidiaries or of such Audited Guarantor Entity and its consolidated subsidiaries, as the case may be, as of the close of such fiscal year and the results of its operations and the operations of such subsidiaries during such year, all audited by Deloitte & Touche LLP or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which shall not be qualified in any material respect other than with respect to consistency due to changes in GAAP) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Borrower or such Audited Guarantor Entity, as the case may be, on a consolidated basis in accordance with GAAP consistently applied;

(b)           in the case of each Guarantor that is not an Audited Guarantor Entity, its annual unaudited consolidated balance sheet and consolidated statements of income and cash flows within 120 days after the end of each fiscal year, showing the financial condition of such Guarantor and its consolidated subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such subsidiaries during such year, all certified by a Financial Officer of the Borrower as fairly presenting the financial condition and results of operations of such Guarantor, on a consolidated basis in accordance with GAAP consistently applied except for the absence of footnotes;

(c)           in the case of the Borrower, each Guarantor and each Audited Guarantor Entity, its quarterly unaudited consolidated balance sheet and consolidated statements of income and cash flows (i) within 75 days after the end of the first three fiscal quarters of each fiscal year in the case of the Borrower and (ii) within 60 days after the end of the first three fiscal quarters of each fiscal year in the cases of such Guarantor and such Audited Guarantor Entity, in each case showing the financial condition of the Borrower and its consolidated subsidiaries, of such Guarantor and its consolidated subsidiaries or of such Audited Guarantor Entity and its consolidated subsidiaries, as the case may be, as of the close of such fiscal quarter and the results of its operations and the operations of such subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by a Financial Officer of the Borrower as fairly presenting the financial condition and results of operations of the Borrower, such Guarantor or such Audited Guarantor Entity, as the case may be, on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(d)           concurrently with any delivery of financial statements under (a), (b) or (c) above, a certificate of a Financial Officer (i) certifying that, to the best of his or her knowledge, no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the covenant contained in Sections 6.10;

(e)           within 10 Business Days after the end of each calendar month, a Borrowing Base Certificate showing the Borrowing Base as of the close of business on the last day of such calendar month, such document to be certified on behalf of the Borrower by a Financial Officer as being complete and correct; and

(f)            promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower or any other Extended Loan Party, or compliance with the terms of any Loan Document, as the Administrative Agent may reasonably request.

SECTION 5.05. Litigation and Other Notices. Promptly after the Borrower becomes aware thereof, furnish to the Administrative Agent written notice of the following:

(a)           any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

(b)           the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Borrower or any Guarantor or any Affiliate thereof which has a reasonable likelihood of being adversely determined and which, if adversely determined, would be materially likely to result in a Material Adverse Effect;

(c)           the occurrence of a Wind-Down Event; and

(d)           any development that has resulted in, or would be materially likely to result in, a Material Adverse Effect.

SECTION 5.06. ERISA. Promptly after the Borrower becomes aware thereof, furnish to the Administrative Agent and each Lender written notice of the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect.

SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Maintain all financial records in accordance with GAAP and permit any representatives designated by any Lender to visit and inspect the financial records and the properties of the Borrower or any other Extended Loan Party at reasonable times upon reasonable notice and as often as requested and to make extracts from and copies of such financial records (subject to Section 9.12), and permit any representatives affiliated with and designated by any Lender to discuss the affairs, finances and condition of the Borrower or any other Extended Loan Party with the officers thereof and, upon reasonable notice to the Borrower, independent accountants therefor.

SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans only for the purposes set forth in the preamble to this Agreement.

SECTION 5.09. Further Assurances. The Borrower agrees to do such further acts and things and to execute and deliver to the Administrative Agent such additional agreements, powers and instruments, as the Administrative Agent may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to better assure and confirm unto the Administrative Agent and each Lender its rights, powers and remedies hereunder.

SECTION 5.10. Subsidiaries. Promptly following the occurrence thereof, furnish to the Administrative Agent written notice that the Borrower has created or acquired (or sold, dissolved or otherwise disposed of) a Subsidiary; and modify Schedule 3.08(a) hereto to add (or remove) the name of such Subsidiary.

ARTICLE VI

Negative Covenants

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Borrower covenants and agrees with each Lender that, the Borrower will not, and will not cause or permit any of the other Extended Loan Parties to:

SECTION 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

(a)           Indebtedness of the Borrower and any other Extended Loan Party existing on the date hereof and set forth in Schedule 6.01, including any extensions, renewals or replacements of such Indebtedness on terms and conditions not materially less favorable to the Borrower or such Extended Loan Party than, and in amounts not greater than, those in effect on the date hereof;

(b)           Indebtedness incurred in connection with the purchase of Cash and Carry Securities;

(c)           Indebtedness the proceeds of which are loaned to employees of the Borrower or its Affiliates or to investors in Blackstone Funds not exceeding $50,000,000 in aggregate principal amount at any one time outstanding, to the extent the corresponding receivables and notes payable owing from such employees or investors are not included in the Borrowing Base (any such excluded receivables or notes payable being referred to as “Specified Receivables”);

(d)           Indebtedness in respect of Hedging Agreements entered into by the Borrower or any other Extended Loan Party in the ordinary course of business and not for speculative purposes; and

(e)           additional Indebtedness in an aggregate principal amount, when combined with the aggregate principal amount of all Indebtedness incurred pursuant to clause (y) of the immediately following sentence, not exceeding $150,000,000 at any one time outstanding.

Notwithstanding anything to the contrary in the foregoing, no Guarantor (other than any Guarantor that is a Subsidiary) shall incur, create, assume or permit to exist any Indebtedness other than (x) its Guarantee of the Indebtedness of the Borrower hereunder (and the Guarantee of such Indebtedness by each Guarantor shall be permitted hereunder) and (y) additional Indebtedness of all Guarantors not exceeding $15,000,000 in aggregate principal amount at any one time outstanding.

SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets now owned or hereafter acquired by it (including, in the case of securities owned by it, by the sale of such securities pursuant to any repurchase agreement or similar arrangement) or on any income or revenues or rights in respect of any thereof, except:

(a)           Liens on property or assets of the Borrower and any other Extended Loan Party existing on the date hereof and set forth in Schedule 6.02 and any extensions, renewals or replacements thereof; provided that such Liens shall secure only those obligations which they secure on the date hereof and permitted refinancings thereof and shall encumber only those properties and assets of the Borrower and such Extended Loan Party which they encumber on the date hereof;

(b)           any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any other Extended Loan Party; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition and (ii) such Lien does not apply to any other property or assets of the Borrower or any other Extended Loan Party;

(c)           Liens for taxes not yet due or the payment of which is not at the time required by Section 5.03;

(d)           statutory Liens of landlords and carriers’, warehousemen’s, mechanic’s, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business and securing obligations that are not due or the payment of which is not at the time required by Section 5.03 or which do not in the aggregate have a material adverse effect on the value or use of property encumbered thereby;

(e)           pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(f)            deposits to secure the performance of bids, trade contracts (other than for obligations for the payment of borrowed money), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(g)           zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, do not materially interfere with the ordinary conduct of the business of the Extended Loan Parties, taken as a whole;

(h)           any attachment or judgment Lien unless the judgment it secures would constitute an Event of Default under Section 7(i);

(i)            any interest or title of a lessor or lessee under any lease permitted by this Agreement (including any Lien granted by such lessor or lessee);

(j)            Liens securing Indebtedness permitted to be incurred under Section 6.01(b); and

(k)           Liens on receivables and notes payable owing from employees or investors and related rights securing Indebtedness permitted to be incurred under Section 6.01(c); and

(l)            Liens not otherwise permitted by this Section 6.02 with respect to Indebtedness or other obligations permitted to be incurred hereunder not exceeding $50,000,000 in the aggregate at any one time.

SECTION 6.03. Certain Loans and Advances. Make or permit to exist loans or advances to employees of the Borrower or of any Subsidiary or Affiliate of the Borrower (other than to members of Blackstone Group Holdings L.L.C. or to the General Partners or the Limited Partner) in an aggregate amount outstanding at any one time in excess of $80,000,000.

SECTION 6.04. Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter acquired) or any capital stock of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other Person, except that (a) the Borrower and any other Extended Loan Party may purchase and sell assets or properties in the ordinary course of business, (b) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (i) any Subsidiary may merge or liquidate into the Borrower in a transaction in which the Borrower is the surviving entity, (ii) any Subsidiary may merge or liquidate into or consolidate with any other Subsidiary in a transaction in which the surviving entity is a Subsidiary and no Person other than the Borrower or a Subsidiary receives any consideration and (iii) any other Extended Loan Party (other than the Borrower and the Subsidiaries) may merge, liquidate into or consolidate with any other Extended Loan Party, (c) the Borrower and any other Extended Loan Party may sell, transfer or otherwise dispose of any assets or property for cash or other consideration reasonably determined by the Borrower to be in an amount at least equal to the fair value of such assets or property and (d) except to the extent prohibited by Section 6.06, the Borrower and any other Extended Loan Party may acquire all or a material portion of the property, shares or assets of any other Person.

SECTION 6.05. Transactions with Affiliates. Engage in any material non-arm’s length advance or transfer of any property or assets by or to the Borrower or any other Extended Loan Party, or otherwise engage in any other material transaction with any Affiliate of the Borrower or any other Extended Loan Party (unless the terms and conditions of such transaction are no less favorable to the Borrower or the relevant Extended Loan Party, as the case may be, than could be obtained on an arm’s length basis from unrelated third parties), except that this Section shall not apply to any transaction between or among the Loan Parties and the Audited Guarantor Entities.

SECTION 6.06. Business of Borrower and the Subsidiaries. Engage in any new business, cease to engage in any business or change the character of any business in which it is engaged if as a result the Borrower would no longer be primarily engaged, directly or indirectly, in the business of general investment banking, merchant banking, asset management or investment advisory, investment or financial services.

SECTION 6.07. Amendment of Agreement of Limited Partnership. Make or permit to be made any material amendment or modification of, or waive any of its material rights under, the Agreement of Limited Partnership except upon not fewer than 10 days’ notice to the Administrative Agent and each Lender, or make or permit to be made any such amendment, modification or waiver to which the Required Lenders shall reasonably object on the grounds that it could reasonably be expected to materially impair (a) the creditworthiness of the Borrower or (b) the rights or interests of the Lenders hereunder.

SECTION 6.08. Investments of Guarantors. Make or permit to be made any investments by any Guarantor, except (a) the equity investments in subsidiaries and Audited Guarantor Entities set forth on Schedule 3.08(b) (or, in the case of any Guarantor becoming a Guarantor after the date hereof, set forth on a supplement to Schedule 3.08(b) delivered on the date such Guarantor becomes a Guarantor, the Administrative Agent and the Borrower being hereby authorized to amend Schedule 3.08(b) on any such date), (b) investments in cash and Cash Equivalents, (c) investments of the type that could be included in the Borrowing Base and (d) investments in The Blackstone Group International Limited and The Blackstone Group Deutschland GmbH or in any other entity that acts as a sub-advisor or in any similar capacity with respect to any Guarantor and/or any Audited Guarantor Entity.

SECTION 6.09. Partners’ Capital. Permit Partners’ Capital to be less than $135,000,000 at any time.

ARTICLE VII

Events of Default

In case of the happening of any of the following events (“Events of Default”):

(a)           any representation or warranty made or deemed made by or on behalf of the Borrower or any other Extended Loan Party in or in connection with the Borrowings hereunder, in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statements or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

(b)           the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(c)           the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days;

(d)           the Borrower or any other Extended Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01(a) or 5.05(a) or 5.05(c) or in Article VI;

(e)           the Borrower or any other Extended Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or the Required Lenders to the Borrower;

(f)            any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (f) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(g)           an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any other Extended Loan Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any other Extended Loan Party or for a substantial part of its assets or (iii) the winding-up or liquidation of the Borrower or any other Extended Loan Party, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(h)           the Borrower or any other Extended Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any partnership or formal action for the purpose of effecting any of the foregoing;

(i)            one or more judgments for the payment of money in an aggregate amount in excess of $20,000,000 (to the extent not adequately covered by insurance) shall be rendered against the Borrower, any other Extended Loan Party or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower or any other Extended Loan Party to enforce any such judgment;

(j)            any Guarantee under the Guarantee Agreement for any reason shall cease to be in full force and effect (other than in accordance with its terms), or any Guarantor shall deny in writing that it has any further liability under the Guarantee Agreement (other than as a result of the discharge of such Guarantor in accordance with the terms of the Loan Documents);

(k)           an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; or

(l)            dissolution of the Borrower pursuant to the Agreement of Limited Partnership;

then, and in every such event (other than an event with respect to the Borrower described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued fees and all other obligations of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to the Borrower described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued fees and all other obligations of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

ARTICLE VIII

The Administrative Agent

Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. At the time of any such resignation, the successor shall be the Lender with the greatest Credit Exposure and unused Commitment at such time (other than the resigning Administrative Agent) that consents to serving as Administrative Agent. If no Lender shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, with the consent of the Borrower on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a)         if to the Borrower, to it at 345 Park Avenue, New York, N.Y. 10154, Attention of Mr. Stephen A. Schwarzman, President & C.E.O. (Telecopy No. 212-583-5719) and Mr. Michael A. Puglisi, C.F.O. (Telecopy No. 212-583-5569);

(b)        if to the Administrative Agent, to JPMorgan Chase Bank, Loan and Agency Services Group, 1111 Fannin Street, 10th Floor, Houston, Texas 77002, Attention of Andrew C. Perkins (Telecopy No. (713) 750-2223), with a copy to JPMorgan Chase Bank, 277 Park Avenue, 23rd Floor, New York, New York 10172, Attention of Robert J. Gould, Managing Director (Telecopy No. (646) 534-1721);

(c)         if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

SECTION 9.02. Waivers; Amendments. (a)  No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent any Lender may have had notice or knowledge of such Default at the time.

(b)           Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent with the consent of the Required Lenders and the Loan Party or Loan Parties that are parties thereto; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.15(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, or (v) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by the Borrower, the Required Lenders and the Administrative Agent if (i) by the terms of such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (ii) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.

SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a)  The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of outside counsel for the Administrative Agent, in connection with the pre-closing syndication of the credit facility provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all reasonable out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b)           The Borrower shall indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence, fraud or wilful misconduct of such Indemnitee.

(c)           To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

(d)           To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

(e)           All amounts due under this Section shall be payable not later than 10 days after written demand therefor.

SECTION 9.04. Successors and Assigns. (a)  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)           Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender or a Lender Affiliate each of the Borrower and the Administrative Agent must give their prior written consent to such assignment, (ii) except in the case of an assignment to a Lender or a Lender Affiliate or an assignment of the entire remaining amount of the assigning Lender’s Commitment, the amount of the Commitment of each Lender after giving effect to any assignment shall be not less than $50,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an

Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default under clause (g) or (h) of Article VII has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.14 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

(c)           The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in the City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)           Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(e)           Any Lender may, without the consent of the Borrower or the Administrative Agent sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the

other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.15(c) as though it were a Lender.

(f)            A Participant shall not be entitled to receive any greater payment under Section 2.12 or 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.14 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.14(e) as though it were a Lender.

(g)           Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto or grant such pledgee or assignee enforcement rights prior to a foreclosure on such pledge or assignment or any voting rights.

(h)           Notwithstanding any provision of this Agreement to the contrary, no Lender may provide any Information (as defined in Section 9.12) to any prospective Lender, Participant or pledgee without the prior written consent of the Borrower.

(i)            Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof, (iii) all of the equity interests in the SPC are owned by Affiliates of the Granting Lender and (iv) the Granting Lender shall retain the sole right to enforce this Agreement or to approve any amendment, modification or waiver of any provision of this Agreement (except that this paragraph (i) may not be amended without the written consent of each SPC that has been granted the option to provide Loans to the Borrower). The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, without paying any processing fee therefor (x) any SPC may with notice to, but without the prior written consent of, the Borrower and the Administrative Agent assign all or a portion of its interests in any Loans to the Granting Lender and (y) any SPC may, with the prior written consent of the Borrower and the Administrative Agent (which consent may be withheld for any reason), assign all or a portion of its interests in any Loans to any financial institution providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans. No SPC may disclose any information relating to its Loans or any other Information (as defined in Section 9.12) to any Person without the prior written consent of the Borrower.

SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.12, 2.13, 2.14 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a)  This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)           The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

(c)           The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)           Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12. Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors on a need-to-know basis (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, provided that the Administrative Agent or any such Lender, as the case may be, gives the Borrower prompt notice of any request to disclose information (unless such notice is prohibited by law, subpoena, similar process or by the applicable regulatory authority) so that the Borrower may seek a protective order or other appropriate remedy (including by participation in any proceeding to which the Administrative Agent or any such Lender is a party, and each of them hereby agrees to use reasonable effort to permit the Borrower to do so), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) with the consent of the Borrower or (g) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower or its Affiliates. For the purposes of this Section, “Information” means all information (including financial statements, certificates and reports and analyses, compilations and studies prepared by or on behalf of the Administrative Agent or any Lender based on any of the foregoing) received from or on behalf of any Extended Loan Party relating to the Borrower or any Extended Loan Party or its Affiliates or its business or relating to any employee, member or partner or customer of any Extended Loan Party, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower. Notwithstanding anything herein to the contrary, any party subject to confidentiality obligations hereunder or under any other related document (and any employee, representative or other agent of such party) may disclose to any and all persons, without limitation of any kind, such party’s U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated by this Agreement relating to such party and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, no such party shall disclose any information relating to such tax treatment or tax structure to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws.

SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.14. Publicity. (a) The Borrower shall not make any regulatory filing, document distribution or other public announcement in which reference is made to any Lender (in its capacity as Lender under this Agreement) or this Agreement or any other Loan Documents (other than communications and distributions to the General Partners, Limited Partner and employees and agents of the Borrower and its Affiliates and to the Administrative Agent, any Lender, or any of their respective assignees or participants hereunder) without obtaining the prior written consent of the Administrative Agent (which consent will not be unreasonably withheld) and (b) neither the Administrative Agent nor any Lender shall make any document distribution or other public announcement in which reference is made to the Borrower (in its capacity as Borrower under this Agreement), this Agreement or any other Loan Documents (other than communications and distributions to the General Partners, Limited Partner and employees and agents of the Borrower and to the Administrative Agent, any Lender or,

subject to Section 9.04(g), any of their respective assignees or participants hereunder) without obtaining the prior written consent of the Borrower (which consent will not be unreasonably withheld).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BLACKSTONE GROUP HOLDINGS L.P.,

by Blackstone Group Holdings L.L.C., its General Partner,

by
/s/ Peter G. Peterson
	Name:	Peter G. Peterson
	Title:	Founding Member

by
/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman
	Title:	Founding Member

JPMORGAN CHASE BANK, individually and as Administrative Agent,

by
/s/ Robert J. Gould
	Name:	Robert J. Gould
	Title:	Managing Director

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch,

by
/s/ Alain Daoust
	Name:	Alain Daoust
	Title:	Director

by
/s/ Peter Chauvin
	Name:	Peter Chauvin
	Title:	Vice President

BANK OF AMERICA, N.A.,

by
/s/ S. Paul Trapani, III
	Name:	S. Paul Trapani, III
	Title:	Managing Director

CITIBANK NORTH AMERICA INC.,

by
/s/ Julie Persily
	Name:	Julie Persily
	Title:	Managing Director and Vice
President

DEUTSCHE BANK TRUST COMPANY AMERICAS,

by
/s/ Susan LeFevre
	Name:	Susan LeFevre
	Title:	Director

THE ROYAL BANK OF SCOTLAND PLC,

by
/s/ Diane Ferguson
	Name:	Diane Ferguson
	Title:	Senior Vice President

UBS LOAN FINANCE LLC,

by
/s/ Juan Zuniga
	Name:	Juan Zuniga
	Title:	Associate Director
Banking Products Services, US

by
/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director
Banking Products Services, US

EXECUTION VERSION

FIRST AMENDMENT dated as of February 1, 2006 (this “Amendment”) to (a) the Credit Agreement dated as of December 22, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BLACKSTONE GROUP HOLDINGS L.P. (the “Borrower”), the Lenders from time to time parties thereto and JPMORGAN CHASE BANK, N.A. (as successor to JPMorgan Chase Bank), as Administrative Agent for such Lenders (in such capacity, the “Administrative Agent”), (b) the Guarantee Agreement dated as of December 22, 2003 (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), among each of the affiliates of the Borrower party thereto and the Administrative Agent and (c) the Indemnity, Subrogation and Contribution Agreement dated as of December 22, 2003 (the “Indemnity, Subrogation and Contribution Agreement”), among the Borrowers, the affiliates of the Borrower party thereto and the Administrative Agent.

WHEREAS the Borrower, the Guarantors, the Lenders and the Administrative Agent have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement, the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement, all as set forth herein.

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION  1. Defined Terms. Capitalized terms used and not defined herein have the meanings given to them in the Credit Agreement.

SECTION  2. Amendment to the Credit Agreement. Effective as of the First Amendment Effective Date (as defined in Section 6), the Credit Agreement is hereby amended as follows:

(a) the recital to the Credit Agreement is amended by replacing the reference to “$750,000,000” with “$1,000,000,000”.

(b) the definitions in Section 1.01 of the Credit Agreement of the terms set forth below are amended to read in their entirety as follows:

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of the Lenders’ Commitments as of the First Amendment Effective Date is $1,000,000,000.

“Guarantors” means the Persons listed on Schedule 1.01(a) hereof under the caption “Guarantor” and any other Person (other than a Foreign Person) (a) in which the Founding Members have a direct equity interest and (b) that receives management or other fees (other than non-periodic incentive fees), or distributions in respect of such fees, for rendering advisory services to (i) the Blackstone Funds or any successor investment funds to the Blackstone Funds which are established by the Borrower or its Affiliates after the Effective Date or (ii) any other investment funds or entities which are established by the Borrower or any of its Affiliates after the Effective Date.

“Loan Documents” shall mean this Agreement, the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement and the Reaffirmation Agreement.

“Maturity Date” means the earlier of (a) February 1, 2012 and (b) the date that is the numerically corresponding day of the calendar month that is eighteen months after the date of the occurrence of the last event constituting a Wind-Down Event.

(c) Section 1.01 of the Credit Agreement is amended to add definitions of the following terms in appropriate alphabetical order:

“Agreement” means this Credit Agreement.

“First Amendment” means the First Amendment dated as of February 1, 2006, to this Agreement, the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement.

“First Amendment Effective Date” means the first date on which the conditions to effectiveness of the First Amendment were satisfied in accordance with the terms thereof.

“Foreign Person” means any Person that is organized under the laws of a jurisdiction other than (a) the United States of America, (b) any State thereof and (c) the District of Columbia.

“Reaffirmation Agreement” means the Reaffirmation Agreement among the Borrower, the Guarantors and the Administrative Agent substantially in the form of Exhibit B to the First Amendment.

(d) Sections 3.08(a) and 3.08(b) of the Credit Agreement are amended by replacing the words “Effective Date” in both instances in which they appear in such Sections with the words “First Amendment Effective Date”.

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(e) Section 5.09 of the Credit Agreement is amended by inserting the following text at the end of such Section:

“The Borrower shall cause any Person (other than a Foreign Person) (i) in which the Founding Members have a direct equity interest and (ii) that receives management or other fees (other than non-periodic incentive fees), or distributions in respect of such fees) for rendering advisory services to (A) the Blackstone Funds or any successor investment funds to the Blackstone Funds which are established by the Borrower or its Affiliates after the Effective Date or (B) any other investment funds or entities which are established by the Borrower or any of its Affiliates after the Effective Date, to become a Guarantor under the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement by executing a supplement to the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement, in the forms set forth as Annex 1 thereto, in each case, on or prior to the first date as of which a calculation of the Borrowing Base delivered to the Administrative Agent includes such Person’s Adjusted Net Income as Guarantor Adjusted Net Income.”

(f) Section 6.04 of the Credit Agreement is amended by replacing the word “and” immediately before clause (d) of Section 6.04 with a comma and by inserting the following text immediately before the period at the end of such Section:

“and (e) the Borrower may sell, transfer or otherwise dispose of the Equity Interests in The Blackstone Group Asia Limited so long as, at the time of such sale, transfer or other disposition, The Blackstone Group Asia Limited does not own assets with a fair market value in excess of $1,000,000”

(g) Schedules 2.01, 3.08(a) and 3.08(b) to the Credit Agreement are amended to read in their entirety as set forth on Exhibit A hereto.

SECTION  3. Amendment to the Guarantee Agreement. Effective as of the First Amendment Effective Date, the Guarantee Agreement is hereby amended as follows:

(a) the first sentence of Section 19 of the Guarantee Agreement is amended to read in its entirety as follows:

“Pursuant to Section 5.09 of the Credit Agreement and the definition of “Guarantors” set forth in the Credit Agreement, certain Affiliates of the Borrower (other than Foreign Persons) (a) in which the Founding Members have a direct equity interest and (b) that receive management or other fees (other than non-periodic incentive fees), or distributions in respect of such fees, for rendering advisory services to (i) the Blackstone Funds or any successor investment funds to the Blackstone Funds which are established by the Borrower or its Affiliates after the Effective Date or (ii) any other investment funds or entities which are established by the Borrower or any of its Affiliates after the Effective Date, are

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required to enter into this Agreement as a Guarantor on or prior to the time set forth in such Section 5.09.”

(b) the second sentence of recital C. of Annex 1 to the Guarantee Agreement is amended to read in its entirety as follows:

“Pursuant to Section 5.09 of the Credit Agreement and the definition of “Guarantors” set forth in the Credit Agreement, certain Affiliates of the Borrower (other than Foreign Persons) (a) in which the Founding Members have a direct equity interest and (b) that receive management or other fees (other than non-periodic incentive fees), or distributions in respect of such fees, for rendering advisory services to (i) the Blackstone Funds or any successor investment funds to the Blackstone Funds which are established by the Borrower or its Affiliates after the Effective Date or (ii) any other investment funds or entities which are established by the Borrower or any of its Affiliates after the Effective Date, are required to enter into this Agreement as a Guarantor on or prior to the time set forth in such Section 5.09.”

SECTION  4. Amendment to the Indemnity, Subrogation and Contribution Agreement. Effective as of the First Amendment Effective Date, the Indemnity, Subrogation and Contribution Agreement is hereby amended as follows:

(a) the first sentence of Section 12 of the Indemnity, Subrogation and Contribution Agreement is amended to read in its entirety as follows:

“Pursuant to Section 5.09 of the Credit Agreement and the definition of “Guarantors” set forth in the Credit Agreement, certain Affiliates of the Borrower (other than Foreign Persons) (a) in which the Founding Members have a direct equity interest and (b) that receive management or other fees (other than non-periodic incentive fees), or distributions in respect of such fees, for rendering advisory services to (i) the Blackstone Funds or any successor investment funds to the Blackstone Funds which are established by the Borrower or its Affiliates after the Effective Date or (ii) any other investment funds or entities which are established by the Borrower or any of its Affiliates after the Effective Date, are required to enter into this Agreement as a Guarantor on or prior to the time set forth in such Section 5.09.”

(b) the second sentence of recital C. of Annex 1 to the Indemnity, Subrogation and Contribution Agreement is amended to read in its entirety as follows:

“Pursuant to Section 5.09 of the Credit Agreement and the definition of “Guarantors” set forth in the Credit Agreement, certain Affiliates of the Borrower (other than Foreign Persons) (a) in which the Founding Members have a direct equity interest and (b) that receive management or other fees (other than non-periodic incentive fees), or distributions in respect of such fees, for rendering advisory services to (i) the Blackstone Funds or any successor investment funds to

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the Blackstone Funds which are established by the Borrower or its Affiliates after the Effective Date or (ii) any other investment funds or entities which are established by the Borrower or any of its Affiliates after the Effective Date, are required to enter into this Agreement as a Guarantor on or prior to the time set forth in such Section 5.09.”

SECTION  5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof and after giving effect hereto:

(a) the Borrower has taken all necessary action to authorize the execution, delivery and performance by it of this Amendment. This Amendment has been duly authorized, executed and delivered by it, and each of this Amendment and the Credit Agreement as amended hereby constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(b) no Default or Event of Default has occurred and is continuing;

(c) all representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects with the same effect as though made on the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date); and

(d) the execution and delivery of this Amendment and the completion of the transactions contemplated hereby will not violate or result in a default under any indenture or other agreement or instrument binding upon any Loan Party or on its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party, and will not result in the creation or imposition thereunder of any Lien on any asset of any Loan Party, in any case that would reasonably be expected to have a Material Adverse Effect.

SECTION  6. Effectiveness. This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which:

(a) the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Borrower and each Lender;

(b) the Administrative Agent shall have received counterparts of the Reaffirmation Agreement in the form set forth on Exhibit B hereto (the “Reaffirmation Agreement”) duly executed and delivered by each Loan Party;

(c) the Administrative Agent shall have received counterparts of (i) Supplement No. 1 to the Guarantee Agreement in the form set forth on Annex 1 to

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the Guarantee Agreement and (ii) Supplement No. 1 to the Indemnity, Subrogation and Contribution Agreement in the form set forth on Annex 1 to the Indemnity, Subrogation and Contribution Agreement, in each case, duly executed and delivered by BMEZ Advisors II L.L.C., BRE Advisors International II L.L.C., Blackstone Management Partners V L.L.C., BRE Advisors V L.L.C., Blackstone DD Advisors L.L.C. and Blackstone DD Associates L.L.C.;

(d) the Administrative Agent shall have received such favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the First Amendment Effective Date) of Simpson Thacher & Bartlett LLP, counsel for the Loan Parties as it shall reasonably request relating to this Amendment, the Reaffirmation Agreement, the Loan Parties and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent. The Loan Parties hereby request such counsel to deliver such opinions;

(e) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment, the Reaffirmation Agreement and the transactions contemplated hereby and any other legal matters relating to the Loan Parties, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent; and

(f) the Administrative Agent shall have received payment of all reasonable fees and out-of-pocket expenses, to the extent invoiced, to be paid or reimbursed to it by the Borrower pursuant to the Credit Agreement, including those referred to in Section 8 hereof.

SECTION  7. No Other Amendments; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. The representations, warranties and agreements contained herein shall for all purposes of the Credit Agreement be deemed to be set forth in the Credit Agreement. On and after the First Amendment Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as modified hereby.

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SECTION  8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION  9. Governing Law; Counterparts. (a)  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b)  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

SECTION  10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BLACKSTONE GROUP HOLDINGS L.P.,

by	Blackstone Group Holdings L.L.C., its General Partner,

by
/s/ Peter G. Peterson
		Name:	Peter G. Peterson
		Title:	Founding Member

by
/s/ Stephen A. Schwarzman
		Name:	Stephen A. Schwarzman
		Title:	Founding Member

BLACKSTONE ALTERNATIVE ASSET MANAGEMENT L.P., as Guarantor,

by	The Blackstone Inc., its General Partner,

by
/s/ Peter G. Peterson
		Name:	Peter G. Peterson
		Title:	Senior Chairman

by
/s/ Stephen A. Schwarzman
		Name:	Stephen A. Schwarzman
		Title:	Chairman and Chief
Executive Officer

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BLACKSTONE MANAGEMENT PARTNERS L.L.C., as Guarantor,

by
/s/ Peter G. Peterson
	Name:	Peter G. Peterson
	Title:	Founding Member

by
/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman
	Title:	Founding Member

BLACKSTONE MANAGEMENT PARTNERS III L.L.C., as Guarantor,

by
/s/ Peter G. Peterson
	Name:	Peter G. Peterson
	Title:	Founding Member

by
/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman
	Title:	Founding Member

BLACKSTONE MANAGEMENT PARTNERS IV L.L.C., as Guarantor,

by
/s/ Peter G. Peterson
	Name:	Peter G. Peterson
	Title:	Founding Member

by
/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman
	Title:	Founding Member

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BLACKSTONE COMMUNICATIONS ADVISORS I L.L.C., as Guarantor,

by
/s/ Peter G. Peterson
	Name:	Peter G. Peterson
	Title:	Founding Member

by
/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman
	Title:	Founding Member

BRE ADVISORS III L.L.C., as Guarantor,

by
/s/ Peter G. Peterson
	Name:	Peter G. Peterson
	Title:	Founding Member

by
/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman
	Title:	Founding Member

BRE ADVISORS IV L.L.C., as Guarantor,

by
/s/ Peter G. Peterson
	Name:	Peter G. Peterson
	Title:	Founding Member

by
/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman
	Title:	Founding Member

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BRE ADVISORS INTERNATIONAL L.L.C., as Guarantor,

by
/s/ Peter G. Peterson
	Name:	Peter G. Peterson
	Title:	Founding Member

by
/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman
	Title:	Founding Member

BMEZ ADVISORS L.L.C., as Guarantor,

by
/s/ Peter G. Peterson
	Name:	Peter G. Peterson
	Title:	Founding Member

by
/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman
	Title:	Founding Member

BCLO ADVISORS L.L.C., as Guarantor,

by
/s/ Peter G. Peterson
	Name:	Peter G. Peterson
	Title:	Founding Member

by
/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman
	Title:	Founding Member

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BLACKSTONE H.F. ASSOCIATES L.L.C., as Guarantor,

by
/s/ Peter G. Peterson
	Name:	Peter G. Peterson
	Title:	Founding Member

by
/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman
	Title:	Founding Member

BLACKSTONE H.F. ADVISORS L.P., as Guarantor,

by	BHFA L.L.C., as its General
Partner

by
/s/ Peter G. Peterson
		Name:	Peter G. Peterson
		Title:	Founding Member

by
/s/ Stephen A. Schwarzman
		Name:	Stephen A. Schwarzman
		Title:	Founding Member

BMEZ ADVISORS II L.L.C., as Guarantor,

by
/s/ Peter G. Peterson
	Name:	Peter G. Peterson
	Title:	Founding Member

by
/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman
	Title:	Founding Member

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BRE ADVISORS INTERNATIONAL II L.L.C., as Guarantor,

by
/s/ Peter G. Peterson
	Name:	Peter G. Peterson
	Title:	Founding Member

by
/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman
	Title:	Founding Member

BLACKSTONE MANAGEMENT PARTNERS V L.L.C., as Guarantor,

by
/s/ Peter G. Peterson
	Name:	Peter G. Peterson
	Title:	Founding Member

by
/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman
	Title:	Founding Member

BRE ADVISORS V L.L.C., as Guarantor,

by
/s/ Peter G. Peterson
	Name:	Peter G. Peterson
	Title:	Founding Member

by
/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman
	Title:	Founding Member

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BLACKSTONE DD ADVISORS L.L.C., as Guarantor,

by
/s/ Peter G. Peterson
	Name:	Peter G. Peterson
	Title:	Founding Member

by
/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman
	Title:	Founding Member

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by
/s/ Riva L. Brandt
	Name:	Riva L. Brandt
	Title:	Vice President

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BLACKSTONE DD ASSOCIATES L.L.C., as Guarantor,

by
/s/ Peter G. Peterson
	Name:	Peter G. Peterson
	Title:	Founding Member

by
/s/ Stephen A. Schwarzman
	Name:	Stephen A. Schwarzman
	Title:	Founding Member

Signature Page to the
First Amendment to the
Blackstone Group Holdings L.P. Credit Agreement

To approve this Amendment:

Institution:   Credit Suisse, Cayman Islands

Branch, as a lender

by
/s/ Alain Daoust
Name: Alain Daoust
Title: Director

For any Lender requiring a second signature line:

by
/s/ Denise Alvarez
Name: Denise Alvarez
Title: Associate

Signature Page to the
First Amendment to the
Blackstone Group Holdings L.P. Credit Agreement

To approve this Amendment:

Institution:	Bank of America, N.A.

by
/s/ David H. Strickert
Name: David H. Strickert
Title: Senior Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

Signature Page to the
First Amendment to the
Blackstone Group Holdings L.P. Credit Agreement

To approve this Amendment:

Institution:	UBS Loan Finance LLC

by
/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director, Banking Products Services, US

For any Lender requiring a second signature line:

by
/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director, Banking Products Services, US

Signature Page to the
First Amendment to the
Blackstone Group Holdings L.P. Credit Agreement

To approve this Amendment:

Institution:	Citigroup North America, Inc.

by
/s/ Hector Guenther
Name: Hector Guenther
Title: Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

Signature Page to the

First Amendment to the

Blackstone Group Holdings L.P. Credit Agreement

To approve this Amendment:

Institution:	Deutsche Bank Trust
Company Americas

by
/s/ Lana Gifas
Name: Lana Gifas
Title: Vice President

For any Lender requiring a second signature line:

by
/s/ Carin M. Keegan
Name: Carin M. Keegan
Title: Vice President

Signature Page to the
First Amendment to the
Blackstone Group Holdings L.P. Credit Agreement

To approve this Amendment:

Institution:	Greenwich Capital Markets,
Inc., as agent for The Royal Bank of
Scotland plc

by
/s/ Fergus Smail
Name: Fergus Smail
Title: Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

Signature Page to the
First Amendment to the
Blackstone Group Holdings L.P. Credit Agreement

To approve this Amendment:

Institution:	Greenwich Capital Markets,
Inc., as agent for The Royal Bank of
Scotland plc

by
/s/ Diane Ferguson
Name: Diane Ferguson
Title: Managing Director

For any Lender requiring a second signature line:

by

Name:
Title:

SCHEDULE 2.01

Lender	Commitment

JPMorgan Chase Bank, N.A. (as successor to JPMorgan Chase Bank)	$213,333,334
Credit Suisse	$150,000,000
Bank of America, N.A.	$150,000,000
Citicorp North America Inc.	$150,000,000
Deutsche Bank Trust Company Americas	$150,000,000
The Royal Bank of Scotland PLC	$93,333,333
UBS Loan Finance LLC	$93,333,333
$1,000,000,000

EXHIBIT A

SCHEDULE 3.08(a)

Borrower Subsidiaries

The Blackstone Group L.P. (99% owned by Blackstone Group Holdings L.P.)

Blackstone Alternative Asset Management L.P. (99% owned by Blackstone Group Holdings L.P.)

Blackstone Administrative Services Partnership L.P. (99% owned by Blackstone Group Holdings L.P.)

International Alternative Asset Ltd (100% owned by Blackstone Group Holdings L.P.)

The Blackstone Group Asia Limited (100%) owned by Blackstone Group Holdings L.P.)

EXHIBIT A

SCHEDULE 3.08(b)

Guarantors’ Subsidiaries

EXHIBIT B

Form of Reaffirmation Agreement

REAFFIRMATION AGREEMENT dated as of February 1, 2006 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among the Borrower, the Guarantors (together with the Borrower, the “Reaffirming Parties”), and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders under the Credit Agreement (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into the First Amendment dated as of the date hereof to the Credit Agreement (the “First Amendment”) and, on the terms and subject to the conditions set forth therein, have agreed to amend the Credit Agreement as set forth in the First Amendment;

WHEREAS, each of the Reaffirming Parties is party to one or more of the Loan Documents;

WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the First Amendment becoming effective; and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the effectiveness of the First Amendment;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           Defined Terms. Capitalized terms used and not defined herein have the meanings given to them in the Credit Agreement.

SECTION 2.           Reaffirmation. Each of the Reaffirming Parties hereby (a) consents to the First Amendment and the transactions contemplated thereby and (b) confirms its guarantees and other obligations, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of the First Amendment, such guarantees and other obligations shall continue to be in full force and effect and shall accrue to the benefit of the Lenders and the Administrative Agent (as creditor in its own right and not as representative of the Lenders), as the case may be. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to effect the purposes of the Loan Documents and hereby reaffirms its obligations under each similar provision of each Loan Document to which it is party.

SECTION 3.           Representations and Warranties. Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

(a)  each Reaffirming Party has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Each Reaffirming Party has duly authorized, executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(b)  no Default or Event of Default has occurred or is continuing; and

(c)  the representations and warranties of each Reaffirming Party contained in each Loan Document are true and correct in all material respects with the same effect as though made on the date hereof (except with respect to representations and warranties expressly made as of an earlier date, which representations and warranties were true and correct as of such earlier date).

SECTION 4.           Notices. All notices hereunder shall be given in accordance with Section 9.01 of the Credit Agreement; provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the Borrower under the Credit Agreement.

SECTION 5.           Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 6.           Effectiveness; Counterparts. This Agreement shall become effective on the date when (a) copies hereof which, when taken together, bear the signatures of each of the Loan Parties set forth on the signature pages hereto and the Administrative Agent shall have been received by the Administrative Agent (or its counsel) and (b) the First Amendment has become effective in accordance with its terms. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7.           No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, if any, which

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shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities under the Credit Agreement or the other Loan Documents. Each of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

SECTION 8.           Governing Law. This agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

SECTION 9.           No Amendments. No amendments to any Loan Document are intended hereby and all provisions of each Loan Document are and shall remain in full force and effect. The representations, warranties and agreements contained herein shall for all purposes of the Credit Agreement be deemed to be set forth in the Credit Agreement.

SECTION 10.         Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BLACKSTONE GROUP HOLDINGS L.P.,

by	Blackstone Group Holdings L.L.C., its General Partner,

by

		Name:	Peter G. Peterson
		Title:	Founding Member

by

		Name:	Stephen A. Schwarzman
		Title:	Founding Member

BLACKSTONE ALTERNATIVE ASSET MANAGEMENT L.P., as Guarantor,
by	The Blackstone Inc., its General Partner,

by

	Name:	Peter G. Peterson
	Title:	Founding Member

by

	Name:	Stephen A. Schwarzman
	Title:	Founding Member

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BLACKSTONE MANAGEMENT PARTNERS L.L.C., as Guarantor,

by

	Name:	Peter G. Peterson
	Title:	Founding Member

by

	Name:	Stephen A. Schwarzman
	Title:	Founding Member

BLACKSTONE MANAGEMENT PARTNERS III L.L.C., as Guarantor,

by

	Name:	Peter G. Peterson
	Title:	Founding Member

by

	Name:	Stephen A. Schwarzman
	Title:	Founding Member

BLACKSTONE MANAGEMENT PARTNERS IV L.L.C., as Guarantor,

by

	Name:	Peter G. Peterson
	Title:	Founding Member

by

	Name:	Stephen A. Schwarzman
	Title:	Founding Member

5

BLACKSTONE COMMUNICATIONS ADVISORS I L.L.C., as Guarantor,

by

	Name:	Peter G. Peterson
	Title:	Founding Member

by

	Name:	Stephen A. Schwarzman
	Title:	Founding Member

BRE ADVISORS III L.L.C., as Guarantor,

by

	Name:	Peter G. Peterson
	Title:	Founding Member

by

	Name:	Stephen A. Schwarzman
	Title:	Founding Member

BRE ADVISORS IV L.L.C., as Guarantor,

by

	Name:	Peter G. Peterson
	Title:	Founding Member

by

	Name:	Stephen A. Schwarzman
	Title:	Founding Member

6

BRE ADVISORS INTERNATIONAL L.L.C., as Guarantor,

by

	Name:	Peter G. Peterson
	Title:	Founding Member

by

	Name:	Stephen A. Schwarzman
	Title:	Founding Member

BMEZ ADVISORS L.L.C., as Guarantor,

by

	Name:	Peter G. Peterson
	Title:	Founding Member

by

	Name:	Stephen A. Schwarzman
	Title:	Founding Member

BCLO ADVISORS L.L.C., as Guarantor,

by

	Name:	Peter G. Petersen
	Title:	Founding Member

by

	Name:	Stephen A. Schwarzman
	Title:	Founding Member

7

BLACKSTONE H.F. ASSOCIATES L.L.C., as Guarantor,

by

	Name:	Peter G. Peterson
	Title:	Founding Member

by

	Name:	Stephen A. Schwarzman
	Title:	Founding Member

BLACKSTONE H.F. ADVISORS L.P., as Guarantor,

by

	Name:	Peter G. Peterson
	Title:	Founding Member

by

	Name:	Stephen A. Schwarzman
	Title:	Founding Member

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by

Name:
Title:

8

EXECUTION VERSION

SECOND AMENDMENT dated as of April 26, 2007 (this “Amendment”) to the Credit Agreement dated as of December 22, 2003 (as amended by the First Amendment dated as of February 1, 2006 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BLACKSTONE GROUP HOLDINGS L.P. (the “Borrower”), the LENDERS from time to time parties thereto and JPMORGAN CHASE BANK, N.A. (as successor to JPMorgan Chase Bank), as administrative agent for such Lenders (in such capacity, the “Administrative Agent”).

WHEREAS the Borrower, the Required Lenders and the Administrative Agent have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement in the manner set forth herein.

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION  1. Defined Terms. Each capitalized term used and not defined herein shall have the meanings assigned to it in the Credit Agreement (as amended hereby).

SECTION  2. Amendment to the Credit Agreement. Effective as of the Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) Article III of the Credit Agreement is amended to insert the following representation and warranty at the end of such Article:

“SECTION 3.18  Consolidation of Guarantors with The Blackstone Group L.P. The accounts of each Guarantor are consolidated with those of The Blackstone Group L.P. in the The Blackstone Group L.P.’s consolidated financial statements included in the Form S-1 filed by it with the Securities and Exchange Commission on March 22, 2007.”.

(b) clause (a) of Section 5.04 of the Credit Agreement is deleted in its entirety and replaced with the following text:

“(a)  within 120 days after the end of each fiscal year, the annual unaudited consolidated balance sheet and consolidated statements of income and cash flows of the Borrower showing the financial condition of the Borrower on a consolidated basis as of the close of such fiscal year and the results of operations of the Borrower on a consolidated basis during such fiscal year, all certified by a Financial Officer of the Borrower as fairly presenting the financial condition and results of operations of the Borrower on a consolidated basis in accordance with GAAP consistently applied, except for the absence of footnotes;”.

(c) clause (b) of Section 5.04 of the Credit Agreement is deleted in its entirety and replaced with the following text:

“(b) within 120 days after the end of each fiscal year, the annual unaudited consolidated balance sheet and consolidated statements of income and cash flows of each Guarantor, in each case showing the financial condition of the applicable Guarantor on a consolidated basis as of the close of such fiscal year and the results of operations of the applicable Guarantor on a consolidated basis during such fiscal year, all certified by a Financial Officer of the Borrower as fairly presenting the financial condition and results of operations of the applicable Guarantor on a consolidated basis in accordance with GAAP consistently applied, except for the absence of footnotes;”.

(d) clause (c) of Section 5.04 of the Credit Agreement is deleted in its entirety and replaced with the following text:

“(c) within 75 days (in the case of the Borrower) or 60 days (in the case of each Guarantor) after the end of each of the first three fiscal quarters of each fiscal year, the quarterly unaudited consolidated balance sheet and consolidated statements of income and cash flows of the Borrower and each Guarantor, in each case showing the financial condition of the Borrower or the applicable Guarantor on a consolidated basis as of the close of such fiscal quarter and the results of operations of the Borrower or the applicable Guarantor on a consolidated basis during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by a Financial Officer of the Borrower as fairly presenting the financial condition and results of operations of the Borrower or the applicable Guarantor on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;”.

SECTION  3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the Second Amendment Effective Date and after giving effect hereto:

(a) the Borrower has taken all necessary action to authorize the execution, delivery and performance by it of this Amendment. This Amendment has been duly authorized, executed and delivered by it, and each of this Amendment and the Credit Agreement as amended hereby constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(b) no Default or Event of Default has occurred and is continuing;

2

(c) all representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects with the same effect as though made on the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date); and

(d) the execution and delivery of this Amendment and the completion of the transactions contemplated hereby will not violate or result in a default under any indenture or other agreement or instrument binding upon any Loan Party or on its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party, and will not result in the creation or imposition thereunder of any Lien on any asset of any Loan Party, in any case that would reasonably be expected to have a Material Adverse Effect.

SECTION  4. Effectiveness. This Amendment shall become effective as of the first date (the “Second Amendment Effective Date”) on which the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Borrower and the Required Lenders.

SECTION  5. No Other Amendments; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a Loan Document. On and after the Second Amendment Effective Date, any reference to the Credit Agreement contained in the Loan Documents shall mean the Credit Agreement as modified hereby.

SECTION  6. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION  7. Governing Law; Counterparts. (a)  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b)  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This

3

Amendment may be delivered by facsimile transmission or other electronic imaging means of the relevant signature pages hereof.

SECTION  8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BLACKSTONE GROUP HOLDINGS L.P.,

by	Blackstone Group Holdings L.L.C., its General Partner,

by
/s/ Peter G. Peterson
Name: Peter G. Peterson
Title: Founding Member

by
/s/ Stephen A. Schwarzman
Name: Stephen A. Schwarzman
Title: Founding Member

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender,

by
/s/ Riva L. Brandt
Name: Riva L. Brandt
Title: Executive Director

Signature Page to the
Second Amendment to the
Blackstone Group Holdings L.P. Credit Agreement

To approve this Amendment:

Institution:	Bank of America, N.A.

by
/s/ David H. Strickert
Name: David H. Strickert
Title: Senior Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

Signature Page to the
Second Amendment to the
Blackstone Group Holdings L.P. Credit Agreement

To approve this Amendment:

Institution:	Credit Suisse First Boston,
Cayman Islands Branch

by
/s/ Alain Daoust
Name: Alain Daoust
Title: Director

For any Lender requiring a second signature line:

by
/s/ Denise L. Alvarez
Name: Denise L. Alvarez
Title: Associate

Signature Page to the
Second Amendment to the
Blackstone Group Holdings L.P. Credit Agreement

To approve this Amendment:

Institution:	Greenwich Capital Markets
Inc., as agent for the Royal Bank of
Scotland plc

by
/s/ Fergus Smail
Name: Fergus Smail
Title: Vice President

For any Lender requiring a second signature line:

by

Name:
Title:

Signature Page to the
Second Amendment to the
Blackstone Group Holdings L.P. Credit Agreement

To approve this Amendment:

Institution:	UBS Loan Finance LLC

by
/s/ David B. Julie
Name: David B. Julie
Title: Associate Director,
Banking Products Services, US

For any Lender requiring a second signature line:

by
/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director,
Banking Products Services, US

FORM OF THIRD AMENDMENT AND WAIVER dated as of June   , 2007 (this “Amendment”) to the Credit Agreement dated as of December 22, 2003 (as amended by the First Amendment dated as of February 1, 2006, as amended by the Second Amendment dated as of April 26, 2007 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BLACKSTONE GROUP HOLDINGS L.P. (the “Borrower”), the Lenders from time to time parties thereto and JPMORGAN CHASE BANK, N.A. (as successor to JPMorgan Chase Bank), as administrative agent for such Lenders (in such capacity, the “Administrative Agent”).

WHEREAS the Borrower has requested that the Lenders (a) waive compliance with the provisions of the Loan Documents to the extent necessary to permit the initial public offering (the “IPO”) of the shares of common stock of the Blackstone Group L.P. (the “Issuer”) as more fully described in the Amendment No.      to the Form S-1 filed on June       , 2007 by the Issuer with the SEC, (b) waive any inaccuracies in the representations and warranties set forth in Article III of the Credit Agreement to the extent that such inaccuracies result from the consummation of the IPO, (c) waive compliance with paragraphs (a) through (e) of Section 5.04, (d) waive compliance with Section 5.10 of Article V and Article VI of the Credit Agreement and (e) waive compliance with any provision of the Loan Documents to the extent such provision requires the existence of the Borrowing Base, in each case, through (and including) the Waiver Termination Date (as defined below).  The waivers described to in this recital are referred to as the “IPO Waivers”.

WHEREAS the Borrower has requested that the Lenders increase the aggregate Commitments to $1,350,000,000.

WHEREAS the Borrower has requested that the Guarantors be released from their obligations under the Loan Documents.

WHEREAS Blackstone Holdings I L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P., Blackstone Holdings IV L.P. and Blackstone Holdings V L.P. (collectively, the “New Guarantors”) have agreed to, jointly and severally, guarantee payment of the Loan Document Obligations.

WHEREAS the Borrower has requested that the Waiver Termination Date be the date that is 180 days following the consummation of the IPO.

WHEREAS the Borrower, each of the Lenders and the Administrative Agent have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement and waive compliance with certain provisions of the Credit Agreement, all as set forth herein.

NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION  1.  Defined Terms.  Each capitalized term used but not defined herein shall have the meaning assigned to it in the Credit Agreement (as amended hereby).

SECTION  2.  Amendment to the Credit Agreement.  Effective as of the Third Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) the definitions of “Audited Guarantor Entity” and “Guarantor” in Section 1.01 of the Credit Agreement are deleted in their entirety and each reference in the Loan Documents to such terms (other than the references in Sections 3.05 and 3.08(b) of the Credit Agreement, which shall be deleted) is replaced with a reference to the “New Guarantors”.
(b) the definitions in Section 1.01 of the Credit Agreement of the terms set forth below are amended to read in their entirety as follows:

“Extended Loan Parties” means the Borrower and the New Guarantors.

(c) Section 1.01 of the Credit Agreement is amended to add definitions of the following terms in appropriate alphabetical order:

“New Guarantors” means Blackstone Holdings I L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P., Blackstone Holdings IV L.P., Blackstone Holdings V L.P. and any other Person that is required to execute or executes a Supplement to the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement pursuant to Section 4(c) of the Third Amendment and Waiver.

“New Guarantors’ Partners’ Capital” shall mean, at any time, the combined consolidated partners’ capital of the New Guarantors, determined in accordance with GAAP.

“IPO” means the initial public offering of the shares of common stock of Blackstone Group L.P.

“Recourse Indebtedness” means, of any Person, Indebtedness (other than Indebtedness which is non-recourse to such Person) for borrowed money of such Person which appears on a balance sheet of such Person in accordance with GAAP.

“Reorganization Date” means the date on which the corporate reorganization of the Blackstone companies will be consummated preceding the IPO.

2

“Third Amendment and Waiver” means the Third Amendment and Waiver dated as of June      , 2007 to this Agreement.

“Third Amendment Effective Date” means the first date on which the conditions to effectiveness of the Third Amendment and Waiver were satisfied in accordance with the terms thereof.

“Waiver Termination Date” means the date that is 180 days following the consummation of the IPO.

(d) Section 1.01 of the Credit Agreement is amended by adding the following at the end of the definition of “Applicable Rate”:
Notwithstanding the foregoing, the Applicable Rate shall be determined in accordance with Category 2 for the period from the Reorganization Date to the Waiver Termination Date.
(e) Section 1.01 of the Credit Agreement is amended by deleting the amount “$20,000,000” from the definition of “Material Indebtedness” and substituting therefor the amount “$100,000,000”.
(f) Schedule 2.01 to the Credit Agreement is amended to read in its entirety as set forth on Exhibit A hereto.
(g) Section 3.06 of the Credit Agreement is amended by deleting the date “December 31, 2002” and substituting therefor the words “the Reorganization Date”.
(h) Section 3.11 of the Credit Agreement is amended by deleting the phrase “which are subject to Section 6.02”.
(i) Section 5.07 of the Credit Agreement is amended by adding at the end thereof the phrase “; in each case subject to applicable confidentiality agreements”.
(j) Article VII of the Credit Agreement is amended by deleting from paragraph (i) the amount “$20,000,000” and substituting therefore the amount “$100,000,000”.
(k) Article VII of the Credit Agreement is amended by adding the following paragraph (m):
(m)  On or prior to the Waiver Termination Date, the Commitments shall not have been terminated and the Loans and other amounts outstanding hereunder shall not have been paid in full.

3

(l) Section 9.02(b) of the Credit Agreement is amended by deleting the word “or” before clause (v) and inserting the following at the end of the first proviso:
“or (v) amend or otherwise modify, or waive an Event of Default under paragraph (m) of Article VII without the written consent of each Lender;”

SECTION  3.  Release of Guarantors.  Effective as of the Reorganization Date, the Lenders agree that each of the entities set forth on Exhibit B hereto is hereby released from its obligations as a Guarantor under the Loan Documents.

SECTION  4.  Waiver of Certain Provisions; Interim Covenants.  (a)  Effective as of the Third Amendment Effective Date, the Lenders agree to the IPO Waivers.

(b)  Within five Business Days after consummation of the IPO, the Borrower shall repay outstanding Loans, and shall reduce the aggregate Commitments, so that after giving effect to such repayment and reduction the aggregate principal amount of Loans and the aggregate Commitments shall not exceed $1,000,000,000.

(c)  From and after the Third Amendment Effective Date, the Borrower shall not permit the total combined Recourse Indebtedness of the New Guarantors to exceed 100% of the total combined New Guarantors Partners’ Capital at any time.

(d)  Not later than November 30, 2007, the Borrower shall deliver to the Administrative Agent the unaudited consolidated balance sheet and consolidated statements of income and cash flows of Blackstone Group L.P. showing the financial condition of Blackstone Group L.P. and its consolidated subsidiaries as of the close of the fiscal quarter ending on September 30, 2007 and the results of its and its consolidated subsidiaries’ operations during such fiscal quarter and the then elapsed portion of the fiscal year (to the extent available), all certified by a financial officer of Blackstone Group L.P. as fairly presenting the financial condition and results of operations of Blackstone Group L.P. on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

(e)  During the period (from and including) the Third Amendment Effective Date through (and including) the Waiver Termination Date, the Borrower will cause, within 10 Business Days after the organization of any newly created holding company which has substantially the same function as the New Guarantors such newly created holding company to enter into the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement, in each case to the extent entering into such agreement would not result in a material adverse tax or legal consequences to such newly created holding company or its affiliates.

(f)  Each of the agreements, covenants and conditions set forth in paragraphs (b), (c), (d) and (e) above will be deemed to be an agreement, covenant or condition of or applicable to the Borrower under the Credit Agreement, and any failure

4

by the Borrower to observe or perform any such agreement, covenant or condition will give rise to an Event of Default under paragraph (d) of Article VII of the Credit Agreement.

(g)  The amendments and waivers set forth in Sections 2 and 4 of this Amendment will automatically expire and be of no force or effect, with the same effect as if such amendments had never been made or such waivers had never been granted, and without the necessity of any action by the Administrative Agent or any Lender, on the Waiver Termination Date, except that, notwithstanding the foregoing, the New Guarantors shall continue to guarantee the Loan Document Obligations after the Waiver Termination Date.

(h)  The amendments and waivers set forth in Sections 2, 3 and 4 of this Amendment will automatically expire and be of no force or effect, with the same effect as if such amendments had never been made or such waivers had never been granted, and without the necessity of any action by the Administrative Agent or any Lender, if the IPO shall not have been consummated within 15 Business Days following the Third Amendment Effective Date.

SECTION  5.  Amendment to the Guarantee Agreement.  Effective as of the Third Amendment Effective Date, the Guarantee Agreement is hereby amended as follows:

(a) the first sentence of Section 19 of the Guarantee Agreement is amended to read in its entirety as follows:

“Pursuant to Section 4(e) of the Third Amendment and Waiver, certain newly created holding companies are required to enter into this Agreement as a Guarantor on or prior to the time set forth in Section 4(e) of the Third Amendment and Waiver.”

(b) the second sentence of recital C. of Annex 1 to the Guarantee Agreement is amended to read in its entirety as follows:

“Pursuant to Section 4(e) of the Third Amendment and Waiver, certain newly created holding companies are required to enter into this Agreement as a Guarantor on or prior to the time set forth in Section 4(e) of the Third Amendment and Waiver.”

SECTION  6.  Amendment to the Indemnity, Subrogation and Contribution Agreement.  Effective as of the Third Amendment Effective Date, the Indemnity, Subrogation and Contribution Agreement is hereby amended as follows:

(a) the first sentence of Section 12 of the Indemnity, Subrogation and Contribution Agreement is amended to read in its entirety as follows:

“Pursuant to Section 4(e) of the Third Amendment and Waiver, certain newly created holding companies are required to enter into this Agreement

5

on or prior to the time set forth in Section 4(e) of the Third Amendment and Waiver.”

(b) the second sentence of recital C. of Annex 1 to the Indemnity, Subrogation and Contribution Agreement is amended to read in its entirety as follows:

“Pursuant to Section 4(e) of the Third Amendment and Waiver, certain newly created holding companies are required to enter into this Agreement as a Guarantor on or prior to the time set forth in Section 4(e) of the Third Amendment and Waiver.”

SECTION  7.  Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that after giving effect hereto:

(a) this Amendment has been duly authorized, executed and delivered by it, and each of this Amendment and the Credit Agreement as amended hereby constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms;
(b) no Default or Event of Default has occurred and is continuing; and
(c) all representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects as of the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date, and except to the extent such representations and warranties have been waived by the Lenders in accordance with Section 4 hereof).

SECTION  8.  Effectiveness.  This Amendment shall become effective as of the first date (the “Third Amendment Effective Date”) on which:

(a) the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Borrower and each of the Lenders;
(b) the Administrative Agent shall have received such favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Third Amendment Effective Date) of Simpson Thacher & Bartlett LLP, counsel for the Extended Loan Parties, as it shall reasonably request relating to this Amendment, the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, the Extended Loan Parties and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.  The Extended Loan Parties hereby request such counsel to deliver such opinions.
(c) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request

6

relating to the organization, existence and good standing of each Extended Loan Party, the authorization of this Amendment, the Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement, and the transactions contemplated hereby and any other legal matters relating to the Extended Loan Parties, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;
(d) the Administrative Agent (or its counsel) shall have received from each New Guarantor a counterpart of the Supplement to the Guarantee Agreement signed on behalf of such New Guarantor; and
(e) the Administrative Agent (or its counsel) shall have received from each New Guarantor a counterpart of the Supplement to the Indemnity, Subrogation and Contribution Agreement signed on behalf of such New Guarantor.

SECTION  9.  No Other Amendments; Confirmation.  (a)  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Extended Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply and be effective only with respect to the provisions of the Loan Documents specifically referred to herein.  This Amendment shall constitute a Loan Document.

(b)  On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed a reference to the Credit Agreement (as amended hereby).

SECTION  10.  Expenses.  The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION  11.  Governing Law; Counterparts.  (a)  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b)  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  This

7

Amendment may be delivered by facsimile transmission or other electronic imaging means of the relevant signature pages hereof.

SECTION  12.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

8

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment and Waiver to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BLACKSTONE GROUP HOLDINGS L.P.,

by	Blackstone Group Holdings L.L.C.
its General Partner,

	Name:	Stephen A. Schwarzman
	Title:	Chairman and Chief Executive Officer

JPMORGAN CHASE BANK, N.A. as Administrative Agent and a Lender,

By

Name:
Title:

Signature Page to the
Third Amendment to the
Blackstone Group Holdings L.P. Credit Agreement

To approve this Amendment:

Name of Institution:

by

Name:
Title:

For any Lender requiring a second signature line:

by

Name:
Title:

EXHIBIT A

SCHEDULE 2.01

Lender	Commitment
JPMorgan Chase Bank, N.A. (as successor to JPMorgan Chase Bank)	$
Credit Suisse	$
Bank of America, N.A.	$
Citicorp North America Inc.	$
Deutsche Bank Trust Company Americas	$
The Royal Bank of Scotland PLC	$
UBS Loan Finance LLC	$
$1,350,000,000

EXHIBIT B

Released Entities